FHLBNY Contacts
Eric Amig
eric.amig@fhlbny.com
(212) 441-6807
Brian Finnegan
brian.finnegan@fhlbny.com
(212) 441-6877

MAX Exchange Contact
David Rubinger
drubinger@maxex.com
(404) 502-1240

FOR IMMEDIATE RELEASE
April 7, 2015

FEDERAL HOME LOAN BANK OF NEW YORK AND MAX EXCHANGE
ANNOUNCE MORTGAGE EXCHANGE PLATFORM PILOT

New York, New York and Atlanta, Georgia – The Federal Home Loan Bank of New York (FHLBNY) and MAX Exchange (MAX), a multi-seller to multi-buyer exchange and clearing house for residential mortgage loans, announced a pilot program that will enable approved FHLBNY members to sell conforming and jumbo residential whole loan mortgages on an open exchange platform.

“Our mission includes helping to improve our members’ capacity to serve their markets,” said José R. González, president and CEO of the FHLBNY. “In partnering with MAX, we believe that this exchange can provide responsible local lenders with easy secondary mortgage market access and better execution.”

“MAX Exchange increases trust by delivering standardization, transparency and certainty, which we believe will increase confidence and level the playing field for buyers and sellers of all sizes in the secondary mortgage market,” said Tom Pearce, president and CEO of MAX. “The MAX Exchange provides a true peer-to-peer trading platform for the residential mortgage markets.”

The MAX Exchange is an independent market utility that provides an open exchange platform for buying and selling mortgage loans and includes secondary market settlement with objective loan reviews, life-of-loan surveillance and a fair and efficient dispute resolution process to protect both buyers and sellers. The Exchange delivers standardized products, guidelines and procedures that reduce transaction costs and provide buyers and sellers with a single pipeline through which they can trade with many qualified counterparties.

The pilot program will include a limited number of pre-approved traditional secondary mortgage investors as buyers and a limited number of qualified FHLBNY members as both sellers and buyers.

Federal Home Loan Bank of New York
The Federal Home Loan Bank of New York is a Congressionally chartered, wholesale Bank. It is part of the Federal Home Loan Bank System, a national wholesale banking network of 12 regional, stockholder-owned banks. The FHLB of New York currently serves more than 340 financial institutions in New Jersey, New York, Puerto Rico, and the U.S. Virgin Islands. The Federal Home Loan Banks support the efforts of local members to help provide financing for America’s homebuyers.

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MAX Exchange
MAX Exchange is a wholly-owned subsidiary of MAXEX, LLC, a financial services technology company that has developed business processes and a technology platform to connect participants in the secondary mortgage market. See: www.maxex.com

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This report contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based upon our current expectations and speak only as of the date hereof. These statements may use forward-looking terms, such as “projected,” “expects,” “may,” or their negatives or other variations on these terms. The Bank cautions that, by their nature, forward-looking statements involve risk or uncertainty and that actual results could differ materially from those expressed or implied in these forward-looking statements or could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, regulatory and accounting rule adjustments or requirements, changes in interest rates, changes in projected business volumes, changes in prepayment speeds on mortgage assets, the cost of our funding, changes in our membership profile, the withdrawal of one or more large members, competitive pressures, shifts in demand for our products, and general economic conditions. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.